Net finance costs (Tables)	12 Months Ended
Jun. 30, 2022
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Summary of Net Finance Costs

	2022	2021	2020
	US$M	US$M Restated	US$M Restated
Financial expenses
Interest expense using the effective interest rate method:
Interest on bank loans, overdrafts and all other borrowings	491	607	1,093
Interest capitalised at 2.90% (2021: 2.83%; 2020: 4.14%) 1	(113)	(204)	(265)
Interest on lease liabilities	119	102	82
Discounting on provisions and other liabilities	645	353	343
Other gains and losses:
Fair value change on hedged loans	(1,286)	(779)	721
Fair value change on hedging derivatives	1,277	704	(788)
Loss on bond repurchase 2	–	395	–
Exchange variations on net debt	(99)	99	(18)
Other	16	13	24

Total financial expenses	1,050	1,290	1,192

Financial income
Interest income	(81)	(67)	(334)

Net finance costs	969	1,223	858

1
Interest has been capitalised at the rate of interest applicable to the specific borrowings financing the assets under construction or, where financed through general borrowings, at a capitalisation rate representing the average interest rate on such borrowings. Tax relief for capitalised interest is approximately US$34 million (2021: US$61 million; 2020: US$80 million).

2
Relates to the additional cost on settlement of two multi-currency hybrid debt repurchase programs and the unwind of the associated hedges, included in a total cash payment of US$3,402 million disclosed in repayment of interest bearing liabilities in the Consolidated Cash Flow Statement.